UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2022

R1 RCM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34746	02-0698101
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

434 W. Ascension Way 6th Floor Murray Utah	84123
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (312) 324-7820

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the to use the extended transition period for complying with any new or revised financial accounting registrant has elected not standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Transaction Agreement

On January 9, 2022, R1 RCM Inc. (the “Company”), Project Roadrunner Parent Inc., a wholly owned subsidiary of the Company (“NewR1”), Project Roadrunner Merger Sub Inc., a wholly owned subsidiary of NewR1 (“R1 Merger Sub”), Coyco 1, L.P., a Delaware limited partnership (“Coyco 1”) and Coyco 2, L.P., a Delaware limited partnership (“Coyco 2” and, together with Coyco 1, the “Sellers”) entered into a Transaction Agreement and Plan of Merger (the “Transaction Agreement”), pursuant to which the Company has agreed to purchase the business of the subsidiaries of the Sellers, which includes Cloudmed, a leader in Revenue Intelligence™ solutions for healthcare providers (collectively, the “Cloudmed entities”), through (i) a merger of R1 Merger Sub with and into the Company with the Company as the surviving entity, which will result in the Company becoming a wholly owned subsidiary of NewR1 (the “Holding Company Reorganization”) and (ii) the Sellers contributing 100% of the equity of a blocker parent corporation of the Cloudmed entities in exchange for shares of common stock, par value $0.01 per share of NewR1 (“NewR1 Common Stock”) equal to approximately 30% of the fully diluted shares of R1 Common Stock as of the date of the Transaction Agreement on a pro forma basis after giving effect to the Transaction (as defined below), subject to certain adjustments set forth in the Transaction Agreement (the “Acquisition”, and together with the Holding Company Reorganization, the “Transactions”).

The consummation of the Transactions is subject to certain conditions, including, among other things (a) the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (“HSR Approval”), (b) the effectiveness of the Registration Statement (as defined below) relating to the Holding Company Reorganization, (c) approval by shareholders of the Company of the issuance of NewR1 Common Stock to the Sellers (the “Issuance”), (d) approval for listing on The Nasdaq Stock Market LLC (“Nasdaq”) of the shares of NewR1 Common Stock, subject to official notice of issuance, (e) approval pursuant to the EU Merger Regulation, Council Regulation (EC) No 139/2004 and (f) other customary closing conditions. The Transaction Agreement may be terminated, among other things, (i) by mutual consent of the Company and the Sellers, (ii) by the Company or the Sellers upon a breach of certain of the representation and warranties in the Transaction Agreement by the other which has not been cured, (iii) if the shareholders of the Company do not approve the issuance of NewR1 Common Stock to the Sellers, (iv) if an order is issued by an applicable governmental authority permanently enjoining the consummation of the Transactions or (v) if the closing of the transaction has not occurred on or prior to July 31, 2022. The Transaction Agreement contains certain representations and warranties and covenants as specified therein, including such provisions as are customary for a transaction of this nature.

The foregoing description of the transaction and the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, which will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 2.1.

Holding Company Reorganization

Pursuant to the Transaction Agreement, immediately prior to the completion of the Acquisition, the Company will implement the Holding Company Reorganization, which will result in NewR1 owning all of the capital stock of the Company. NewR1 will initially be a direct, wholly owned subsidiary of the Company. Pursuant to the Holding Company Reorganization, R1 Merger Sub, a newly formed entity and a direct, wholly owned subsidiary of NewR1 and an indirect, wholly owned subsidiary of the Company, will merge with and into the Company, with the Company surviving as a direct, wholly owned subsidiary of NewR1. Each share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), issued and outstanding immediately prior to the Holding Company Reorganization will automatically be exchanged into an equivalent corresponding share of NewR1 Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Company Common Stock being converted. Accordingly, upon consummation of the Holding Company Reorganization, the Company’s current stockholders will become stockholders of NewR1.

The Holding Company Reorganization will be conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware, which provides for the formation of a holding company through a merger without a vote of the stockholders of the constituent corporations. Effective upon the consummation of the Holding Company Reorganization, NewR1 will adopt an amended and restated certificate of incorporation and amended and restated bylaws that are identical to those of the Company immediately prior to the consummation of the Holding Company Reorganization, except for the change of the name of the corporation as permitted by Section 251(g).

Furthermore, the conversion will occur automatically without an exchange of stock certificates. Stock certificates previously representing shares of Company Common Stock will represent the same number of shares of NewR1 Common Stock after the Holding Company Reorganization. Each person entered as the owner in a book entry that, immediately prior to the Holding Company Reorganization, represented any outstanding shares of Company Common Stock will be deemed to have received an equivalent number of shares of NewR1 Common Stock. Following the consummation of the Holding Company Reorganization, the name of NewR1 will be changed to “R1 RCM Inc.”, the name of the Company will be changed to “R1 RCM Holdco Inc.”, and shares of NewR1 Common Stock will continue to trade on The Nasdaq Global Market under the Company’s symbol “RCM”.

Upon consummation of the Holding Company Reorganization, the directors and officers of NewR1 will be the same individuals who are the directors and officers of the Company immediately prior to the Holding Company Reorganization.

Second Amended and Restated Registration Rights Agreement

Simultaneously with the closing of the Transactions, the Company, the Sellers, NewR1, TCP-ASC ACHI Series LLLP, a Delaware limited liability limited partnership (“TCP-ASC”), IHC Health Services, Inc., a Utah non-profit corporation (“IHC”), and Shared Business Services, LLC, a Delaware limited liability company and a subsidiary of LifePoint Health, Inc., a Delaware corporation (“LifePoint”, and together with TCP-ASC, IHC and the Sellers, the “Investors”) will enter into the Second Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Investors will receive certain registration rights covering the resale of shares of NewR1 Common Stock owned by any of the Investors, as well as any shares of NewR1 Common Stock issued by NewR1 upon the exercise of warrants held by certain of the Investors and any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the shares of NewR1 Common Stock referenced above (collectively, the “Registrable Securities”).

The Registration Rights Agreement provides that (i) IHC may only make one such demand for registration pursuant to a registration statement on Form S-3, (ii) TCP-ASC may only make five demands for registration (of which no more than three may be on a form other than Form S-3) and no more than three demands during any twelve-month period, and (iii) the Sellers may only make four demands for registration (of which no more than one may be on a form other than Form S-3) and no more than three demands during any twelve-month period. The Registration Rights Agreement also provides that whenever NewR1 registers shares of NewR1 Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) (other than on a Form S-4 or Form S-8, or in connection with any employee benefit or dividend reinvestment plan), then each Investor will have the right as specified therein to register its shares of NewR1 Common Stock as part of that registration. The registration rights under the Registration Rights Agreement are subject to certain rights of the managing underwriters, if any, to reduce or exclude certain shares owned by the Investors from an underwritten registration. Except as otherwise provided, the Registration Rights Agreement requires NewR1 to pay for all costs and expenses, other than underwriting discounts, commissions and stock transfer taxes incurred in connection with the registration of the NewR1 Common Stock, provided that NewR1 will only be required to pay the fees and disbursements of one legal counsel to the Investors per registration and only $15,000 of aggregate expenses incurred or otherwise borne by each of IHC and LifePoint. NewR1 will also agree to indemnify the Investors against certain liabilities, including liabilities under the Securities Act.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the form of the Registration Rights Agreement, which will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 4.1.

Amended and Restated Investor Rights Agreement (TCP-ASC)

Simultaneously with the closing of the Transactions, the Company, NewR1 and TCP-ASC will enter into an amended and restated investor rights agreement (the “A&R Investor Rights Agreement”). Under the terms of the A&R Investor Rights Agreement, for so long as TCP-ASC’s “Ownership Threshold” (as that term is defined in the A&R Investor Rights Agreement) is met, TCP-ASC will be entitled to nominate such number of individuals to the board of directors of NewR1 (the “Board”) constituting a majority of the Board (collectively, the “TCP-ASC Designees”) and entitled to designate the chairman of the Board. For so long as the Ownership Threshold is not met but TCP-ASC’s “Ownership Percentage” (as that term is defined in the A&R Investor Rights Agreement) exceeds 10% of NewR1 Common Stock (taking into account the exercise of the warrant held by TCP-ASC), then TCP-ASC will be entitled to nominate the greater of (x) such number of individuals to the Board in relative proportion to the Ownership Percentage (rounded down) and (y) two directors, and for so long as TCP-ASC’s Ownership Percentage is in the aggregate at least 5% but less than 10% of NewR1 Common Stock (in each case, taking into account the exercise of the warrant held by TCP-ASC), then TCP-ASC will be entitled to nominate the greater of (x) such number of individuals to the Board in relative proportion to the Ownership Percentage (rounded down) and (y) one director. Additionally, subject to applicable law and the listing standards of The Nasdaq Global Select Market (or other United States national securities exchange that NewR1 Common Stock is listed upon, if any), NewR1 will offer the TCP-ASC Designees an opportunity to, at TCP-ASC’s option, either sit on each regular committee of the Board in relative proportion to the number of TCP-ASC’s Designees on the Board or attend (but not vote) at the meetings of such committee as an observer.

Under the terms of the A&R Investor Rights Agreement, TCP-ASC must cause all of its NewR1 Common Stock entitled to vote at any meeting of NewR1’s shareholders to be present at such meeting and to vote all such shares in favor of any nominee or director nominated by NewR1’s Nominating and Corporate Governance Committee and against the removal of any director nominated by NewR1’s Nominating and Corporate Governance Committee.

TCP-ASC is subject to customary standstill provisions, which are applicable to purchases of debt as well as equity securities and include prohibitions on hedging activities, until such time as the Investor owns less than 25% of NewR1 Common Stock (taking into account the exercise of the warrant held by TCP-ASC).

For so long as TCP-ASC meets the Ownership Threshold, the A&R Investor Rights Agreement requires NewR1 to obtain the approval of TCP-ASC prior to taking certain actions described therein.

The A&R Investor Rights Agreement requires that if NewR1 proposes to offer any equity or equity linked security to any person, then NewR1 must first offer TCP-ASC the right to purchase a portion of such securities equal to TCP-ASC’s Ownership Percentage. If TCP-ASC does not exercise this purchase right within 30 days of receiving notice of the proposed offering, then NewR1 has 120 days to complete the offering on terms no more favorable than those offered to TCP-ASC.

NewR1 will reimburse TCP-ASC for reasonable, documented, out-of-pocket travel and business expenses in connection with TCP-ASC’s performance under the A&R Investor Rights Agreement, or otherwise relating to the management and oversight of TCP-ASC’s investment in the Company (other than expenses related to filings solely in TCP-ASC’s capacity as a shareholder of the Company) subject to a $100,000 per fiscal year cap.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the A&R Investor Rights Agreement, which will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 4.2.

Investor Rights Agreement (The Sellers)

Simultaneously with the closing of the Transactions, NewR1 and the Sellers will enter into an investor rights agreement (the “Sellers’ Investor Rights Agreement”). Under the terms of the Sellers’ Investor Rights Agreement, for so long as the Sellers’ “Ownership Threshold” (as that term is defined in the Sellers’ Investor Rights Agreement) is met, the Sellers will be entitled to nominate three individuals to the Board (collectively, the “Seller Designees”). For so long as the Ownership Threshold is not met but the Sellers’ “Ownership Percentage” (as that term is defined in the Sellers’ Investor Rights Agreement) exceeds 10% of NewR1 Common Stock (taking into account the exercise of the warrant held by TCP-ASC), then the Sellers will be entitled to nominate the greater of (x) such number of individuals to the Board in relative proportion to the Ownership Percentage (rounded down) and (y) two directors, and for so long as the Sellers’ Ownership Percentage is in the aggregate at least 5% but less than 10% of NewR1 Common Stock (taking into account the exercise of the warrant held by TCP-ASC), then the Sellers will be entitled to nominate the greater of (x) such number of individuals to the Board in relative proportion to the Ownership Percentage (rounded down) and (y) one director. Additionally, subject to applicable law and the listing standards of The Nasdaq Global Select Market (or other United States national securities exchange that NewR1 Common Stock is listed upon, if any), NewR1 will offer one Seller Designee (to be selected by the Sellers) an opportunity to, at the Sellers’ option, either sit on each regular committee of the Board or attend (but not vote) at the meetings of such committee as an observer.

The Sellers are subject to customary standstill provisions, which are applicable to purchases of debt as well as equity securities and include prohibitions on hedging activities, until the later of (i) such time as the Sellers owns less than 25% of NewR1 Common Stock (taking into account the exercise of the warrant held by TCP-ASC) and (ii) the third anniversary of the closing date.

For so long as the Sellers meets the Ownership Threshold, the Seller Investor Rights Agreement requires NewR1 to obtain the approval of the Sellers prior to taking certain actions described therein.

NewR1 will reimburse the Sellers for reasonable, documented, out-of-pocket travel and business expenses in connection with the Sellers’ performance under the Sellers’ Investor Rights Agreement, or otherwise relating to the management and oversight of the Sellers’ investment in the Company (other than expenses related to filings solely in the Sellers’ capacity as shareholders of the Company) subject to a $100,000 per fiscal year cap.

Under the terms of the Sellers’ Investor Rights Agreement, the Sellers must cause all of their NewR1 Common Stock entitled to vote at any meeting of NewR1’s shareholders to be present at such meeting and to vote all such shares in favor of any nominee or director nominated by NewR1’s Nominating and Corporate Governance Committee and against the removal of any director nominated by NewR1’s Nominating and Corporate Governance Committee.

The Sellers’ Investor Rights Agreement requires that if NewR1 proposes to offer any equity or equity linked security to any person, then NewR1 must first offer the Sellers the right to purchase a portion of such securities equal to the Sellers’ Ownership Percentage. If the Sellers do not exercise this purchase right within 30 days of receiving notice of the proposed offering, then NewR1 has 120 days to complete the offering on terms no more favorable than those offered to the Sellers.

In addition, subject to certain exceptions described therein, the Sellers’ Investor Rights Agreement prohibits the Sellers from, directly or indirectly selling, transferring, pledging, encumbering, assigning or otherwise disposing of any shares of NewR1 Common Stock with NewR1’s prior written consent for a period of eighteen months from the date of the closing of the Transactions, subject to certain exceptions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Sellers’ Investor Rights Agreement, which will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 4.3.

Voting Agreements

On January 9, 2022, the Company, TCP-ASC and Revint Holdings, LLC, a Delaware limited liability company (“Revint”) entered into a voting agreement (the “Voting Agreement”), pursuant to which, among other things, TCP-ASC agreed to not transfer its shares of Company Common Stock and to vote its shares of Company Common Stock (i) in favor of the Issuance, (ii) in favor of the Transactions (as defined in the Transaction Agreement), (iii) in favor of any proposal to adjourn or postpone such meeting of the Company’s stockholders to a later date made in accordance with the Transaction Agreement, or (iv) against any proposal made in opposition to or in competition with the Issuance and the other transactions contemplated by the Transaction Agreement. The Voting Agreement will terminate upon the earliest to occur of (a) the date on which the Issuance is approved by stockholders of the Company, (b) the date on which the Transaction Agreement is terminated in accordance with its terms and (c) the Effective Time (as defined in the Transaction Agreement).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 10.1.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in Item 2.02 of this Current Report on Form 8-K of the Company is intended to furnish certain estimated financial and operating results of the Company as of and for the fiscal year ended December 31, 2021 as set forth in Exhibit 99.2 to this Current Report on Form 8-K.

The estimated financial and operating results as of and for the Company’s fiscal year ended December 31, 2021 included in Exhibit 99.2 hereto are preliminary, unaudited and subject to completion, reflect management’s current views, and may change as a result of management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary results are subject to the finalization of year-end financial and accounting procedures (which have yet to be performed) and should not be viewed as a substitute for full audited annual financial statements prepared in accordance with U.S. generally accepted accounting principles. The actual results may be materially different from the estimated results. See the factors discussed under the caption “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2 hereto, is being “furnished” to comply with Item 2.02 of Form 8-K and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

ITEM 7.01. REGULATION FD DISCLOSURE.

On January 10, 2022, the Company and the Cloudmed entities issued a joint press release (the “Press Release”) announcing the execution of the Transaction Agreement. The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated January 10, 2022, for use by the Company in meetings with certain of its shareholders as well as other persons with respect to the Transactions, as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

ITEM 8.01. OTHER EVENTS.

Debt Commitment Letters

Concurrently with the signing of the Transaction Agreement, the Company entered into a debt commitment letter, dated as of January 9, 2022 (the “Commitment Letter”), with JPMorgan Chase Bank, N.A. and Barclays Bank PLC as set forth therein, for a $1,040 million incremental first lien term loan B facility (the “Incremental Term Loan”). The Commitment Letter and the commitments contemplated thereby will terminate on August 5, 2022

(five (5) business days after the termination date with respect to the Agreement). The proceeds of the Incremental Term Loan will be used, together with the Company’s cash on hand, to finance the Transactions (including related fees and expense). The Incremental Term Loan will have terms generally consistent with those of the Company’s existing term loans (the “Initial Term Loans”) under the Credit Agreement, dated as of July 1, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Company, certain of its subsidiaries, Bank of America, N.A., as administrative agent, and the lenders named therein, including with respect to customary interest, maturity, amortization and prepayments for an incremental term loan B facility, as set forth in the Commitment Letter.

The commitments set forth in the Commitment Letter are subject to customary conditions contained in the Commitment Letter, including the execution of definitive documentation and the consummation of the Transactions. The representations and warranties, affirmative and negative covenants, indemnity obligations and events of default set forth in the Credit Agreement will apply to the Incremental Term Loan. The Company will pay certain customary fees in connection with the Incremental Term Loan.

In addition, on January 9, 2022, the Company entered into a debt financing engagement letter with JPMorgan Chase Bank, N.A. and Barclays Bank PLC to embark on a best efforts process to obtain, (i) a senior secured incremental revolving credit facility in an aggregate principal amount of up to $100,000,000 (the “Incremental Revolving Credit Facility”), (ii) senior secured incremental term A loan facility in an expected principal amount of $500,000,000 (the “Incremental Term Loan A Facility”), and (iii) senior secured incremental delayed-draw term B loan facility in an aggregate principal amount of up to $500,000,000 (the “Incremental Delayed-Draw Term Loan B Facility”, and together with the Incremental Revolving Credit Facility and the Incremental Term Loan A Facility, the “Facilities”), the proceeds of which to be applied to, among other things, (x) to fund the Transaction and to pay the fees, premiums, expenses and other transaction costs incurred in connection therewith, and (y) with respect to the Incremental Revolving Loans, for working capital, general corporate purposes, and any other purposes not prohibited by the Credit Agreement. There can be no assurances that such best efforts financing of the Facilities will be completed. If such best efforts financing is completed as contemplated, the Company will not incur the full amount of the Incremental Term Loans described above.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between the Company and the Cloudmed entities. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of the Company, referred to as a proxy statement / prospectus. A proxy statement / prospectus will be sent to all shareholders of the Company. The Company also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the registration statement, the proxy statement / prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement / prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at https://r1rcm.com/ or upon written request to 434 W. Ascension Way, 6th Floor, Murray, Utah 84123.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transactions will be contained in the proxy statement / prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth and future performance, including, but not limited to, statements about the expected timing, completion and effects of the proposed transaction, our strategic initiatives, our capital plans, our costs, our ability to successfully implement new technologies, our future financial and operational performance, and our liquidity. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the Company’s and Cloudmed’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) satisfaction of the conditions precedent to the consummation of the proposed transaction, including the receipt of required regulatory and shareholder approvals; (iii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the proposed transaction, and (iv) the impact of health epidemics, including the COVID-19 pandemic, on our business and any actions that we may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2020, our quarterly reports on Form 10-Q, the registration statement on Form S-4 and the proxy statement included therein that NewR1 intends to file relating to the transactions described herein and any other periodic reports that we file with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

2.1^	Transaction Agreement and Plan of Merger, dated as of January 9, 2022 among the Company, NewR1, R1 Merger Sub and the Sellers

4.1^	Form of Second Amended and Restated Registration Rights Agreement between the Company, NewR1, TCP-ASC, IHC, LifePoint and the Sellers

4.2^	Form of Amended and Restated Investor Rights Agreement between the Company, NewR1 and TCP-ASC

4.3^	Form of Investor Rights Agreement between NewR1 and the Sellers

10.1^	Voting Agreement, dated as of January 9, 2022, between the Company, Revint and TCP-ASC

99.1*	Press release dated January 10, 2022

99.2*	Investor presentation dated January 10, 2022

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*	-Filed herewith
^	-To be filed by amendment

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM Inc.

Date: January 10, 2022
	By:	/s/ Rachel Wilson

	Name:	Rachel Wilson
	Title:	Chief Financial Officer